                                                                   EXHIBIT 10.18

                          SERVICE PROVIDER AGREEMENT

     This Service Provider Agreement (the "Agreement") is made and entered into this __ day of __________, 199_, by and between JUTVISION CORPORATION, a corporation under the laws of the Dominion of Canada ("Jutvision") located at 124 University Avenue, Suite 202, Palo Alto, CA 94301, and TBI IMAGING, INC., a corporation incorporated under the laws of the State of Illinois ("TBI") located at P.O. Box 278, Lincolnshire, IL 60069.

     WHEREAS, Jutvision produces Virtual Tours for display on the World Wide Web (the "Web");

     WHEREAS, the production of Virtual Tours for the Web requires the capturing of video content;

     WHEREAS, Jutvision desires to retain the services of TBI as an independent contractor to capture video content;

     WHEREAS, TBI is an independent business and desires to provide such service pursuant to the terms set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

1.  Definitions
    -----------

     1.1. "Basic Order" shall mean a request by Jutvision for TBI to capture four (4) scenes at the site specified in the Order.

     1.2. "Broker" shall mean any person working with, representing or associated with the owner of the property in connection with a real estate transaction.

     1.3. "Dispatch System" shall mean the process of distributing Orders directly to the JSPs via a text message to the cell phones of each JSP.

     1.4. "Jutvision Service Provider" or "JSP" means the individual who captures the video image of a property specified in the Order on behalf of TBI.

     1.5. "Order" shall mean a request by Jutvision for TBI to perform the Services with respect to a specific property. Each Order shall consist of the name of the Ordering Party requesting the video image capture, that Ordering Party's name and phone number and the address of the property to be video taped.

     1.6. "Ordering Party" shall mean the person who places the Order with Jutvision.

_______________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     1.7. "Seller" shall mean the owner, or someone acting on behalf of the owner, of the property being serviced pursuant to this Agreement.

     1.8. "Test Tape" shall mean the videotape submitted by a potential JSP pursuant to the Training Manual.

     1.9. "U.S. Address" shall mean Jutvision Corp., 124 University Ave., Palo Alto, CA, 94301

     1.10. "Training Manual" shall mean the materials attached to this Agreement as Exhibit 1, including a training videotape prepared by Jutvision and
             ---------
any additions to those materials that Jutvision may make from time to time.

     1.11.  "Virtual Tour" shall mean a panoramic scene for display on the Web.

     1.12. "Virtual Tour Business Activities" shall mean all aspects of providing a full-service, production solution for the capture, processing and posting of panoramic images on the Web created using the Jutvision Equipment listed on Schedule D.

2.  Independent Contractor Relationship
    -----------------------------------

     TBI is an independently established business and desires to contract with Jutvision to perform services pursuant to this Agreement as an independent contractor. TBI further agrees that neither TBI nor any employees or subcontractors of TBI is entitled to unemployment, workers compensation or other benefits in any event pursuant to TBI's provision of the Services.

3.  Services Provided by TBI
    ------------------------

     3.1. Jutvision engages TBI, and TBI shall cause its JSPs, to perform all services and responsibilities set forth in Schedule A, as such schedule may be
                                           ----------
reasonably amended from time to time upon the mutual written agreement of the parties, and elsewhere in this Agreement (the "Services"). TBI accepts such engagement and agrees, during the term of this Agreement and thereafter, as specified herein, to perform the Services in a professional and timely manner, to furnish its best skill and judgment in performing the Services, to devote sufficient time and resources to performing the Services, and to use best efforts to comply with the project schedules established by Jutvision herein, and from time to time. If TBI is unable to perform the Services, it shall notify Jutvision of its inability to perform the Services as soon as it is aware of that inability.

     3.2. TBI shall cause each of its JSPs to sign and deliver to Jutvision a Non-Disclosure Agreement in the form attached hereto as Exhibit 2.
                                                        ---------

     3.3. The JSPs shall not perform any other services, other than the Services or any other services agreed to by Jutvision and TBI, during the performance of the Services, except Multiple Listing Service real estate photographic services of exterior still images of real estate properties.

     3.4. The JSPs shall not accept gratuities from the Seller, buyer, Broker or any other individual requesting or involved in the transactions contemplated in this Agreement.

     3.5. From time to time, at the agreement of the parties, TBI shall participate in, and cause its JSPs to participate in, marketing and promotional programs with regard to the Services, Jutvision or Virtual Tours. Such participation shall be of a nature which does not materially or significantly add to the time or effort required of TBI or its JSPs in the performance of the Services.

4.  Term of Agreement
    -----------------

     4.1. This Agreement takes effect at 12:00 A.M. EST, __________, 19__, and, unless sooner terminated as provided herein, will continue in effect for a period of two years ending at 11:59 P.M. EST, ____________, 19__. This Agreement may be renewed for an additional term of two years at Jutvision's or TBI's option, which option shall be exercised no later than 30 days prior to the date of the termination of the initial term. This Agreement may be further extended by mutual written agreement between Jutvision and TBI.

5.  Fees
    -----

     5.1. Jutvision agrees to pay the fees specified on Schedule B pursuant to
                                                        ----------
the terms of this Agreement.

     5.2. Schedule B shall not be changed, modified, supplemented or amended
          ----------
except by express written agreement signed by Jutvision and TBI.

6.  Billing
    -------

     6.1. TBI shall produce and send an invoice to Jutvision on the 15th and last day of each month detailing the Fees owing to TBI. Jutvision will pay TBI for its services within thirty (30) days after the date of TBI's invoice.

     6.2. Invoices unpaid by Jutvision shall be charged interest at the rate of one and one-half percent (1.5%) per month, or eighteen percent (18%) per annum, calculated daily, compounded annually.

     6.3. In the event that Jutvision disputes the validity of an invoice or part of an invoice rendered by TBI, Jutvision shall continue to pay any undisputed amounts but shall not pay the amount in dispute. Jutvision shall not incur any interest charges for the disputed amount(s) from the date Jutvision notifies TBI of Jutvision's disagreement with TBI's invoice. In the event of a dispute, the parties shall confer within ten (10) days for the purpose of resolving the dispute. If the dispute cannot be resolved within ten (10) days from the date the parties confer, either party may request arbitration pursuant to Section 16 of this Agreement. To the extent the arbitration is resolved in favor of TBI, Jutvision shall owe interest, pursuant to paragraph 6.2, on the amounts awarded to TBI from the date ten (10) days after the parties met to confer.

7.  Service Area
    ------------

     7.1. TBI agrees to perform the Services in the geographical area(s) (the "Service Area") specified in Schedule C, as may be amended from time to time by
                             ----------
the parties.

     7.2. From time to time, Jutvision may expand the Service Area to include additional geographical areas. Upon notification by Jutvision, TBI shall take all necessary action to provide the Services in the Service Area, as expanded, including identifying to Jutvision an individual or individuals suitable to perform the Services within one week of the time Jutvision notifies TBI of its desire to expand the Service Area.

8.  Equipment
    ---------

     8.1. Jutvision shall provide, at Jutvision's cost, the equipment specified on Schedule D (the "Jutvision Equipment") in quantities adequate for the
   ----------
performance of the Services by TBI.   At all times Jutvision maintains ownership
of the Jutvision Equipment and can recall any or all of the Jutvision Equipment at any time.

     8.2. License Grant
          -------------

          8.2.1.  Grant.  Following Jutvision's provision of the Jutvision
                  -----
Equipment to TBI and its JSPs, and subject to all the terms and conditions of this Agreement, Jutvision hereby grants to TBI and its JSPs a limited, royalty-free, personal, non-transferable, non-exclusive, non-sublicensable license to the Jutvision Equipment during the term of this Agreement solely for the use of the Jutvision Equipment in connection with the provision of the Services, and not for or on behalf of any third party.

          8.2.2.  No Sale.  The parties acknowledge and agree that:  (i) all
                  -------
Jutvision Equipment provided by Jutvision hereunder is licensed in accordance herewith and not sold; and (ii) as between Jutvision and TBI and its JSPs, subject only to the license grants expressly made herein, Jutvision is the sole owner of all right, title and interest in and to the Jutvision Equipment, including without limitation, all intellectual property and proprietary rights therein and thereto.

          8.2.3.  No Modification or Reverse Engineering.  Except as otherwise
                  --------------------------------------
expressly permitted by applicable law, TBI and its JSPs shall not modify, disassemble or in any way reverse engineer, the Jutvision Equipment or any portion, derivative or version thereof or permit any third party to do so.

          8.2.4.  Termination.  The license granted in this section shall
                  -----------
immediately terminate upon any expiration or termination of this Agreement.

     8.3. Jutvision shall pay for all Equipment repair costs associated with normal wear and tear. If any of the Jutvision Equipment needs repair, TBI or one of its employees, agents, contractors or subcontractors shall be responsible for sending or delivering, at Jutvision's cost, the non-functioning Jutvision Equipment to Jutvision at its U.S Address. Upon receiving the non-functioning Jutvision Equipment, Jutvision will send TBI, or the JSP identified by TBI as needing the equipment, replacement Jutvision Equipment. The Training Manual details an alternative procedure acceptable to Jutvision for the shipment of Equipment.

     8.4. TBI shall pay for all repair and delivery costs associated with the repairs that do not result from normal wear and tear, including the repair of damage caused by the negligence of TBI or one of its employees, agents, contractors or subcontractors or any modification of the equipment by TBI or one of its employees, agents, contractors or subcontractors. If any Jutvision Equipment is lost, stolen or damaged while in the possession of TBI, its employees, agents, contractors or subcontractors, TBI shall pay, within 30 days, the replacement cost of such Jutvision Equipment to Jutvision. The cost of replacement shall be the cost of purchasing replacement equipment as specified on Schedule D. If TBI fails to pay for the lost, stolen or damaged equipment
   ----------
within 30 days, then Jutvision may deduct those costs from its next payments to TBI.

     8.5. WARRANTY DISCLAIMER
          --------------------

THE JUTVISION EQUIPMENT AND ANY OTHER MATERIALS PROVIDED HEREUNDER TO TBI AND TO ITS JSPS ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND. JUTVISION MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY REGARDING OR RELATING TO THE JUTVISION EQUIPMENT OR ANY OTHER MATERIALS PROVIDED TO TBI OR TO ITS JSPS UNDER THIS AGREEMENT. SPECIFICALLY, JUTVISION DOES NOT WARRANT THAT THE JUTVISION EQUIPMENT WILL BE ERROR FREE OR WILL PERFORM IN AN UNINTERRUPTED MANNER. TO THE GREATEST EXTENT ALLOWED BY LAW, JUTVISION SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF JUTVISION HAD BEEN INFORMED OF SUCH PURPOSE), AND NONINFRINGEMENT WITH RESPECT TO THE JUTVISION EQUIPMENT AND ANY SUCH OTHER MATERIALS AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

9.  Indemnification
    ---------------

     9.1 TBI shall indemnify, and hold harmless Jutvision from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Jutvision arising from or relating to (i) TBI's use of the Jutvision Equipment or any services provided by TBI hereunder and (ii) any breach by a JSP of this Agreement. Jutvision shall promptly notify TBI in writing of any such claim and promptly tender the control of the defense and settlement of any such claim to TBI at TBI's expense and with TBI's choice of counsel. Jutvision shall cooperate with TBI, at TBI's expense, in defending or settling such claim and Jutvision may join in the defense with counsel of its choice at its own expense.

     9.2 Jutvision shall indemnify, and hold harmless TBI from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by TBI arising from or relating to Jutvision's action or omissions. TBI shall promptly notify Jutvision in writing of any such claim and promptly tender the control of the defense and settlement of any such claim to Jutvision at Jutvision's expense and with Jutvision's choice of counsel. TBI shall cooperate with Jutvision, at Jutvision's expense, in defending or settling such claim and TBI may join in the defense with counsel of its choice at its own expense.

     9.3 Jutvision requires each JSP to be bonded in the amount of at least $2500. Upon the mutual agreement of the parties, the parties may alter the amount and nature of the bond. Maintenance of such a bond shall in no way be interpreted as relieving TBI or its JSPs of any responsibility under this Agreement. Jutvision requires each potential JSPs to permit Jutvision to perform, or cause to be performed, a background check on that individual before the individual can begin to fulfill Orders.

10. Confidential Information
    ------------------------

     10.1.  Definition. The term "Confidential Information" shall mean any
            ----------
information disclosed by one party to this Agreement (the "Disclosing Party") to the other party to this Agreement (the "Receiving Party") in connection with this Agreement which, if in written, graphic, machine-readable or other tangible form, is marked as "Confidential" or "Proprietary," or which, if disclosed orally, is identified at the time of initial disclosure as confidential and such identification is reduced to a writing delivered to the Receiving Party within thirty (30) days of such oral disclosure. Without limiting the foregoing, the terms and conditions of this Agreement shall be considered Confidential Information.

     10.2.  Exclusions. Confidential Information shall exclude information
            ----------
that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

     10.3.  Compelled Disclosure. If a Receiving Party is, or believes that it
            --------------------
will be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.

     10.4.  Obligations. The Receiving Party shall treat as confidential all of
            -----------
the Disclosing Party's Confidential Information and shall not disclose such Confidential Information to a third party except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information.

11.  [*]

     In view of the fact that any activity of TBI in violation of the terms hereof would adversely affect Jutvision and its subsidiaries, and to preserve the goodwill associated with Jutvision's business, TBI hereby agrees to the following [*]:

     11.1. TBI hereby agrees that during the term of this Agreement and during the period commencing on the date this Agreement is terminated for any reason and ending on the date which is the third anniversary of the date thereof [*], TBI will not, without the express written consent of Jutvision, directly or indirectly, [*] Jutvision, or its subsidiaries or affiliates, or currently proposed [*], or such [*]. For the purposes of this Section 11.1, [*] shall refer to those [*] that are created, or which the opportunity for is created, directly through the provision of Virtual Tours for the Web. Notwithstanding the foregoing, [*] shall not contravene this Section 11.1.

     11.2. In the event TBI determines to [*] or begin negotiations or discussions of [*], upon such event, TBI shall notify Jutvision and Jutvision shall have the exclusive right to [*] for a period of thirty (30) days after the date of receipt of such notice. In the event Jutvision and TBI are unable to come to an agreement as to [*] within such thirty (30) days and after such period (i) TBI [*], or (ii) TBI determines to [*], TBI shall notify Jutvision upon [*] and Jutvision shall have the exclusive right of first refusal [*].

     11.3. For purposes of this Agreement, the "Acquisition" of a party shall mean; (i) a merger, consolidation or other reorganization, if the individuals and entities who were stockholders of the party immediately prior to the effective date of the transaction

_______________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than fifty percent (50%) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction; (ii) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of securities of the party then issued and outstanding representing fifty percent (50%) or more of the total combined voting power of the party; or (iii) a sale of all or substantially all of the party's assets.

     11.4. For purposes of this Agreement, any reference to the subsidiaries of Jutvision shall be deemed to include all entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests. The term "affiliate" shall mean, with respect to any person or entity, any person or entity that directly or indirectly controls, is controlled by or is under common control with such person or entity. The term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

     11.5. [*] shall expire upon the bankruptcy or insolvency of Jutvision or upon a breach by Jutvision of the terms of this Agreement.

12.  Jutvision Exclusivity
     ---------------------

     12.1. Jutvision shall use TBI exclusively within the Service Areas listed in Schedule C for the provision of the Services. From time to time, upon the
   ----------
parties' written agreement, the parties may change, modify, supplement or amend Schedule C.
----------

13.  LIMITATION OF LIABILITY
     -----------------------

     13.1. IN NO EVENT WILL JUTVISION BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE JUTVISION EQUIPMENT OR ANY OTHER MATERIALS PROVIDED BY JUTVISION HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, AND EVEN IF JUTVISION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, JUTVISION WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OF THE JUTVISION EQUIPMENT OR ANY OTHER MATERIALS PROVIDED HEREUNDER. JUTVISION'S LIABILITY UNDER THIS AGREEMENT FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED THE AMOUNTS PAID BY

____________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

JUTVISION TO TBI UNDER THIS AGREEMENT FOR THE SERVICES GIVING RISE TO SUCH
CLAIM.

     13.2. The provisions of this Section allocate risks under this Agreement between TBI and Jutvision. Jutvision's pricing reflects this allocation of risks and limitation of liability.

14.  Trademark License
     -----------------

     14.1   License. Jutvision hereby grants TBI a limited, royalty-free,
            -------
personal, non-transferable, nonsublicensable, non-exclusive license to use the Jutvision logos, any other images, its trade names and trademarks (collectively, the "Jutvision Logos"), and such other images and materials for which Jutvision grants its prior written consent, solely for the purpose of identifying Jutvision in TBI's promotional materials. TBI shall submit to Jutvision all representations of the Jutvision Logos that TBI intends to use in connection with the TBI promotional materials, for Jutvision's approval of design, color, and other details. TBI shall not publish, disseminate, exhibit, or otherwise distribute any such material without Jutvision's prior approval. TBI's use of the Jutvision Logos shall at all times be of a high quality, commensurate with Jutvision's own products and marketing. TBI shall not harm, misuse or bring into disrepute the Jutvision Logos. Jutvision reserves all of its rights in the Jutvision Logos, any other images, its trade names and trademarks, and all other intellectual property or proprietary rights. TBI acknowledges that the Jutvision Logos and the goodwill associated therewith are valuable properties belonging to Jutvision and that all rights thereto are and shall remain the sole and exclusive property of Jutvision. TBI agrees to use the Jutvision Logos in a manner that will protect Jutvision's rights and goodwill therein. TBI agrees that it will do nothing inconsistent with Jutvision's ownership and that all uses of the same shall inure to the sole benefit of and be on behalf of Jutvision.

     14.2.  Effect of Termination.  Upon the expiration or termination of this
            ---------------------
Agreement for any reason, TBI shall immediately stop all activities hereunder, cease using the Jutvision logo and not thereafter use the Jutvision logo for any reason.

15.  Termination
     -----------

     15.1. Either party may terminate this Agreement upon thirty (30) days written notice in the event of a Default by the other party, provided that the defaulting party has been given notice by the non-defaulting party of the default and has failed to correct such default within thirty (30) days after receipt of such notice. Default shall be defined as a material failure to fulfill or perform duties or responsibilities as such are set forth in this Agreement, including but not limited to a failure to perform the Services in the manner described in Schedule A, a 5% failure rate over a sixty (60) day period at capturing usable images (requiring refilming), a failure to follow the Training Manual, fraud, misrepresentation, bankruptcy, insolvency or court ordered liquidation of all or substantially all of the party's assets for the benefit of creditors.

     15.2 Effect of Termination.  Upon the expiration or termination of this
          ----------------------
Agreement for any reason, TBI shall (i) immediately stop all activities hereunder, cease using the Jutvision logo and not thereafter use the Jutvision logo for any reason, and (ii) promptly return all materials and Equipment to Jutvision.

16. Arbitration
    -----------

     Any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or to termination of this Agreement, shall be settled by final, binding arbitration in the manner described in this Section. The arbitration shall be conducted pursuant to the Commercial Rules of the American Arbitration Association then in effect ("Rules"). Notwithstanding those rules, the following provisions shall apply to the arbitration hereunder:

          16.1.  Arbitrators.  A panel of three (3) arbitrators ("the Panel")
                 -----------
shall conduct the arbitration.  Each party shall have the right to appoint one
(1) member of the Panel, with the third member to be mutually agreed by the two
(2) Panel members appointed by the parties or appointed in accordance with the rules of the American Arbitration Association.

          16.2.  Proceedings.  The parties and the arbitrators shall use their
                 -----------
best efforts to complete the arbitration within three (3) months after the appointment of the Panel under Section 16.1 above, unless a party can demonstrate to the Panel that the complexity of the issues or other reasons warrant the extension of the time table. In such case, the Panel may extend such timetable as reasonably required. The Panel shall, in rendering its decision, apply the substantive law of the State of California, without regard to its conflict of laws provisions, except that the interpretation of and enforcement of this Section 16.2 shall be governed by the U.S. Federal Arbitration Act. The proceeding shall take place in the city and county of Palo Alto, California. The losing party which party shall be designated by the Panel shall pay the fees of the Panel. If the Panel is unable to designate a losing party, it shall so state and the fees shall be shared equally between the parties.

17. Assignment
    ----------

     Neither party hereto shall assign or delegate this Agreement, or any of its rights or duties hereunder, directly, indirectly, by operation of law, or otherwise, without the prior written consent of the other party.

18.  Miscellaneous Provisions
     ------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will be considered one and the same Agreement. This Agreement supersedes all prior agreements, written or oral, between Jutvision and TBI relating to the subject matter of this Agreement. Any amendment or modification of this Agreement shall be in writing and shall be signed by both parties hereto. TBI acknowledges that the Confidential Information represents valuable property and agrees that the provisions of this Agreement shall be enforceable by specific performance and other equitable relief in addition to any action for damages or other remedy available to Jutvision. If any provision of this Agreement is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement will not be affected and will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

     TBI Imaging, Inc.


     By:_________________________________
        Name:
        Title:


     Jutvision Corporation


     By:_________________________________
        Name:
        Title:


Date:

                                   Schedule A
                                   ----------

                            SERVICES PROVIDED BY TBI

A.    Services Provided.

1. TBI and its JSPs must successfully complete all Orders transmitted to TBI or its JSPs by Jutvision.

2. TBI must be able to receive digitally transmitted Orders provided by Jutvision.

3. TBI agrees to use the Dispatch System, or other dispatch system approved by Jutvision prior to adoption that allows TBI to perform the Services.

4. A JSP must contact the Ordering Party specified in the Order within [*] of the time TBI received the Order, unless the Order is received after [*], in which case the JSP must contact the person specified in the Order [*] local time the following day. If the Ordering Party is not available at the time that the JSP receiving the Order calls to schedule the content capture appointment, the JSP must leave the scripted message specified in the Training Manual. In the event that the ordering party does not return the JSP's scheduling call [*] the JSP shall repeat the above call procedure.

5. TBI must provide to Jutvision [*] a complete list including the time and date of each appointment scheduled by its JSPs the prior day and the Federal Express tracking number for each video taped shipped the prior day. If a JSP is unable to schedule an appointment the day the JSP receives the Order, TBI must indicate on the list that the JSP has not yet scheduled the appointment.

6. The JSP must be available to perform the content capture [*] from the time the JSP contacted the Ordering Party.

7. If the JSP fails to meet the timing requirements specified in paragraphs 4 and 6 for an Order, Jutvision will not compensate TBI for the fulfillment of that Order. Nonetheless, TBI and its JSPs are obligated to fulfill the Order as expeditiously as possible.

8. If, for any reason, the JSP is unable to meet the Ordering Party at the scheduled appointment time, the JSP must notify the Ordering Party at least [*] prior to the scheduled appointment and reschedule the appointment at a mutually convenient time within the [*]. If the JSP fails to notify the Ordering Party [*] prior to missing a scheduled appointment, JSP shall contact the Ordering Party within [*] after the originally scheduled time and reschedule the appointment at a mutually convenient time

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

within the [*]. TBI shall notify Jutvision of the time and date of the new appointment in the same manner as specified in paragraph 4 above. Jutvision will not compensate TBI for the Services performed for the Ordering Party when a JSP has missed an appointment without contacting the Ordering Party at least [*] prior to the scheduled appointment time in order to reschedule the appointment.

9. The JSP must capture the video content pursuant to the Training Manual. An Order is not successfully completed, if in Jutvision's discretion, the video images captured pursuant to that Order cannot be converted into a Virtual Tour for posting on the Web. If for any reason, the JSP does not successfully complete the Order, TBI shall be responsible for refilming the site at its expense upon Jutvision's request pursuant to the procedures set forth in this Schedule for the fulfillment of an initial Order.

10. At Jutvision's request, TBI must allow and the JSPs must distribute Jutvision marketing materials to the Broker, Seller or potential buyer as part of the normal course of fulfilling an Order; such efforts shall not increase materially or substantially the time and effort required of TBI or its JSPs to perform the Services. Neither TBI nor any of its JSPs, or any agent, employee, representative, affiliate, subsidiary or any other entity controlled or owned by TBI, may distribute any materials, other than those requested by Jutvision or mutually agreed to by the parties, to Buyer, Seller and/or Broker, except as otherwise agreed to by Jutvision in writing, during the term of this Agreement.

11. All video tape(s) from a day of filming with video content ready for processing, along with accompanying paperwork, as such shall be specified in the Training Manual, must be sent, at Jutvision's expense, to the U.S. Address for delivery [*] the JSP films the content. Jutvision shall provide each JSP with a sufficient number of pre-paid, pre-addressed Federal Express envelopes for the purpose of shipping each days tape to Jutvision at the U.S. Address. Each JSP must write the tracking number for the Federal Express package on the JSP Daily Activity Log, to be provided by Jutvision at the time of training.

12. If Jutvision, in its discretion, is unable to process a videotape because the accompanying paperwork is improperly completed pursuant to the Training Manual, TBI shall be responsible for refilming the property at its expense or for providing Jutvision with the information it needs to process the content on the video tape in a timely manner.

13. TBI shall be responsible for the timely distribution of all of videotapes to the JSPs upon receipt of the tapes from Jutvision. TBI shall identify a single location or a reasonable number of locations in the United States to which Jutvision will ship such replacement tapes.

14. Jutvision shall have the right to interview every potential JSP identified by TBI before the JSP begins fulfilling Orders and shall have the right in its discretion to require

____________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TBI to identify another individual. TBI shall be responsible for training each JSP pursuant to the Training Manual.

15. Once Jutvision notifies TBI that a potential JSP's Test Tape is acceptable, that individual may begin fulfilling Orders. If Jutvision determines that that individual's Test Tape is not acceptable, Jutvision shall notify TBI of the reason that the Tape is not acceptable and that individual may submit a second Test Tape for Jutvision's review.

16. TBI and all JSPs must follow all procedures specified in the Training Manual. TBI shall allow and TBI and the JSPs agree to participate in and complete all training mandated by Jutvision.


Initials:  ________  Jutvision.

           ________  TBI

                                   Schedule B
                                   ----------

                                FEES AND BILLING

A.   Fees

     1. Jutvision agrees to pay TBI [*] successfully completed as specified in Schedule A.

     2. Jutvision agrees to pay TBI [*] captured at the site specified in the Order.

B.   Cancellation Policy

     If an Order is canceled on the day the JSP and the Ordering Party had scheduled to perform the Services, Jutvision shall pay TBI [*]. If the Ordering Party does not show-up for his or her appointment and the JSP is unable to perform the Services, Jutvision shall pay TBI [*]. If the JSP films the property and then the Order is canceled, Jutvision shall pay TBI [*].

D.   Minimum Order Commitments

     The following provision applies to the Service Areas listed on Schedule C as of the date of this contract:

     In the event that, three (3) months after Jutvision first provides an Order to TBI in a Service Area, TBI receives [*], Jutvision agrees to [*] for each [*] successfully completed in that Service Area during those weeks in which TBI [*].

     In the event that, six (6) months after Jutvision first provides an Order to TBI in a Service Area, TBI receives [*], Jutvision agrees to [*] for each [*] successfully completed in that Service Area during those weeks in which TBI [*].

     In the event that, one (1) year after Jutvision first provides Orders to TBI in a Service Area, TBI receives [*] listed on Schedule C per week over one month period in a particular Service Area, the [*] shall no longer apply to TBI for that particular Service Area.

Initials:  ________  Jutvision.

           ________  TBI

_________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   Schedule C
                                   ----------

                                 SERVICE AREAS

                                     [*]


Area                         Territory    [*]
---------------------------  ---------

Metropolitan Boston          [*]          [*]

Long Island                  [*]          [*]

Metropolitan Philadelphia    [*]          [*]
                             [*]
                             [*]
                             [*]

Metropolitan Miami           [*]          [*]
                             [*]

Metropolitan Cleveland       [*]          [*]
                             [*]

Metropolitan Dallas/         [*]          [*]
 Ft. Worth

Metropolitan Chicago         [*]          [*]
                             [*]

Metropolitan Detroit         [*]          [*]
                             [*]

Metropolitan Minneapolis/    [*]          [*]
St. Paul

Metropolitan Pittsburgh      [*]          [*]

Northern California          [*]          [*]
                             [*]
                             [*]

Metropolitan Denver          [*]          [*]

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Los Angeles                [*]                     [*]
                           [*]
                           [*]

Other Metropolitan Areas for future TBI set-up.

Louisville                 [*]                     [*]

Tucson                     [*]                     [*]

Birmingham                 [*]                     [*]

Fairfield                  [*]                     [*]

Orlando                    [*]                     [*]

Lansing                    [*]                     [*]

Naples                     [*]                     [*]


Potential future sites for TBI.

[*]

[*]

[*]


Initials:  ________  Jutvision.

          _________  TBI

__________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   Schedule D
                                   ----------

                        EQUIPMENT PROVIDED BY JUTVISION

The "Equipment" shall consist of:

1. Jutvision Field Kit consisting of one (1) Jutvision Roundabout, one (1) video camera with light and necessary accessories, including the necessary power source, one (1) tripod, two (2) video tapes, one (1) wide angle lens, one (1) video camera battery recharger, and a carrying case. The JSPs shall provide the batteries for the Jutvision Roundabout and shall be responsible for the ongoing maintenance of the video camera, including, but not limited to, the replacement of the rechargeable batteries for the camera.

2. Virtual Reality Listing Forms to be completed by JSP for each Order pursuant to the Training Manual.

3.    Cellular phone and accessories for Dispatch System.

4.    Materials necessary for daily shipment of video tapes to the U.S. Address.


Initials:  ________  Jutvision.

          _________  TBI

                                   Schedule E
                                   ----------

                         COST OF REPLACEMENT EQUIPMENT

1.  Sony Camcorder                 $900.00
2.  Camcorder Battery              $ 75.00
3.  Camcorder Light                $ 60.00
4.  Camcorder Battery Recharger    $ 50.00
5.  Carrying Case                  $ 80.00
6.  Tripod                         $ 90.00
7.  Tripod Head                    $ 60.00
8.  Video Tape                     $  8.00
9.  Jutvision Roundabout           $350.00
10. Lens                           $ 40.00
11. Cell Phone                     $100.00

Initials:  ________  Jutvision.

          _________  TBI

                                   Exhibit 2
                                   ---------

                            NONDISCLOSURE AGREEMENT


          THIS NONDISCLOSURE AGREEMENT ("Agreement") is made and entered into as of _____________ (date) between Jutvision Corporation and ______________ (JSP/Jutvision Service Provider).

          1.  Purpose.  The parties desire the JSP to perform certain services
              -------
as further described in the Service Provider Agreement between Jutvision and TBI, dated _____________, and in connection with this opportunity, Jutvision ("Disclosing Party") may disclose to JSP ("Receiving Party" or "Jutvision Service Provider") certain confidential technical and business information which the Disclosing Party desires the Receiving Party to treat as confidential.

          2.  "Confidential Information" means any information disclosed by the
               ------------------------
Disclosing Party to the Receiving Party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Confidential Information will include without limitation all information regarding Jutvision's image capturing technique, its proprietary technology and equipment, whether or not so designated upon disclosure. Information communicated orally will be considered Confidential Information if such information is confirmed in writing as being Confidential Information within a reasonable time after the initial disclosure. Confidential Information may also include information disclosed to a Disclosing Party by third parties. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the Disclosing Party; (ii) becomes publicly known and made generally available after disclosure by the Disclosing Party to the Receiving Party through no action or inaction of the Receiving Party; (iii) is already in the possession of the Receiving Party at the time of disclosure by the Disclosing Party as shown by the Receiving Party's files and records immediately prior to the time of disclosure; (iv) is obtained by the Receiving Party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the Receiving Party without use of or reference to the Disclosing Party's Confidential Information, as shown by documents and other competent evidence in the Receiving Party's possession; or (vi) is required by law to be disclosed by the Receiving Party, provided that the Receiving Party gives the Disclosing Party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

          3.  Non-use and Non-disclosure.  The Receiving Party agrees not to use
              --------------------------
any Confidential Information of the Disclosing Party for any purpose except to perform the services described in the Service Provider Agreement. The Receiving Party agrees not to disclose any Confidential Information of the Disclosing Party to third parties. The

Receiving Party shall not reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the Disclosing Party's Confidential Information and which are provided to the Receiving Party hereunder.

          4.  Maintenance of Confidentiality. The Receiving Party shall take
              ------------------------------
reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the Disclosing Party. Without limiting the foregoing, the Receiving Party shall take at least those measures that it takes to protect its own most highly confidential information. The Receiving Party shall not make copies of the Confidential Information of the Disclosing Party unless the Disclosing Party previously approves the same in writing. The Receiving Party shall reproduce the Disclosing Party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

          5.  No Obligation.  Nothing herein will obligate the Disclosing Party
              -------------
to disclose any of its Confidential Information to the Receiving Party, nor will either party be in any way obligated to enter into a separate agreement with the other party, perform services for the other party, or purchase services from the other party.

          6.  No Warranty.  ALL CONFIDENTIAL INFORMATION IS PROVIDED "AS IS".
              -----------
THE DISCLOSING PARTY MAKES NO WARRANTIES, EXPRESS, IMPLIED OR OTHERWISE, REGARDING ITS ACCURACY, COMPLETENESS OR PERFORMANCE.

          7.  Return of Materials.  All documents and other tangible objects
              -------------------
containing or representing Confidential Information which have been disclosed by the Disclosing Party to the Receiving Party, and all copies thereof which are in the possession of the Receiving Party, will remain the property of the Disclosing Party and must be promptly returned to the Disclosing Party upon the Disclosing Party's written request.

          8.  No License.  Nothing in this Agreement is intended to grant any
              ----------
rights to either party under any patent, mask work right or copyright of the other party, nor will this Agreement grant the Receiving Party any rights in or to the Confidential Information of the Disclosing Party except as expressly set forth herein.

          9.  Term.  The obligations of the Receiving Party hereunder will
              ----
survive until such time as all Confidential Information of the Disclosing Party disclosed hereunder becomes publicly known and made generally available through no action or inaction of the Receiving Party.

          10. Remedies.  Each party agrees that any violation or threatened
              --------
violation of this Agreement may cause irreparable injury to the Disclosing Party, entitling the Disclosing Party to seek injunctive relief in addition to all legal remedies.

          11. Miscellaneous.  This Agreement will bind and inure to the benefit
              -------------
of the parties hereto and their successors and assigns. This Agreement will be governed by the laws of the State of California, without reference to conflict of laws principles. This document contains the entire agreement between the parties with respect to the subject matter hereof, and neither party will have any obligation, express or implied by law, with respect to trade secret or proprietary information of the other party except as set forth herein. Any failure to enforce any provision of this Agreement will not constitute a waiver thereof or of any other provision. This Agreement may not be amended, nor any obligation waived, except by a writing signed by both parties hereto.


______________________________________________________________________
JUTVISION                                   JUTVISION SERVICE PROVIDER
By:____________________________             By:_______________________
Name:__________________________             Name:_____________________
Title:_________________________             Title:____________________

                          SERVICE PROVIDER AGREEMENT

     This Service Provider Agreement (the "Agreement") is made and entered into this __ day of __________, 199_, by and between JUTVISION CORPORATION, a Delaware corporation ("Jutvision"), 124 University Avenue, Palo Alto, California, 94301 and ________________, _______________________ ("Provider").

     WHEREAS, Jutvision produces Virtual Tours for the World Wide Web ("Web");

     WHEREAS, the production of Virtual Tours for the Web requires the capturing of video images;

     WHEREAS, Jutvision desires to retain the services of Provider as an independent contractor to capture video content;

     WHEREAS, Provider is an independent business and desires to provide such service pursuant to the terms set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

1.   DEFINITIONS
     -----------

     1.1 "Basic Order" shall mean a request by Jutvision for Provider to film four (4) scenes at the site specified in the Order.

     1.2 "Broker" shall mean any person working with, representing or associated with the homeowner or home seller in connection with a real estate transaction.

     1.3 "Dispatch System" shall mean the process of distributing Orders directly to the JSPs via a text message to the cell phones of each JSP.

     1.4 "Jutvision Service Provider" or "JSP" means the individual who captures the video image of the property specified in the Order on behalf of Provider.

     1.5 "Order" shall mean a request by Jutvision for Provider to perform the Services with respect to a specific property. Each Order shall consist of the name of the Ordering Party requesting the video image capture, that Ordering Party's phone number and the address of the property to be videotaped.

     1.6 "Ordering Party" shall mean the person who places the Order with Jutvision.

     1.7 "Seller" shall mean the owner, or someone acting on behalf of the owner, of the property being serviced pursuant to this Agreement.

     1.8 "Test Tape" shall mean the videotape submitted by a potential JSP pursuant to the Training Manual.

     1.9 "US Address" shall mean Jutvision Corp., 124 University Avenue, Palo Alto, California, 94301.

     1.10 "Training Manual" shall mean the materials attached hereto as Exhibit
                                                                      ---------
          1, a training videotape prepared by Jutvision, and any additions to
          -
          those materials that Jutvision may make from time to time.

     1.11 "Virtual Tour" shall mean a panoramic scene for display on the Web.

2.   INDEPENDENT CONTRACTOR RELATIONSHIP
     -----------------------------------

     Provider is an independently established business and desires to contract with Jutvision to perform services pursuant to this Agreement as an independent contractor. Provider further agrees that neither Provider nor any employees or subcontractors of Provider is entitled to unemployment, workers compensation or other benefits in any event pursuant to Provider's provision of service under this Agreement.

3.   SERVICES PROVIDED BY Provider
     -----------------------------

     3.1 Jutvision engages Provider, and Provider shall cause its JSPs, to perform all services and responsibilities set forth in this Agreement (the "Services"), including those set forth in Schedule A. These
                                                         ----------
          Services may be reasonably amended upon the mutual consent of the parties at anytime. Provider accepts such engagement and agrees, during the term of this Agreement and thereafter, as specified herein, to perform the services and responsibilities set forth herein in a professional and timely manner, to furnish its best skill and judgment in performing the Services, to devote sufficient time and resources to performing the Services, and to use best efforts to perform the Services. If Provider is unable to perform the Services, it shall notify Jutvision of its inability to perform the Services as soon as it is aware of that inability.

     3.2 Provider shall cause each of its JSPs to sign and deliver to Jutvision the non-disclosure agreement attached hereto as Exhibit 2.
                                                          ---------

     3.3 The JSPs shall not perform any other services, other than the Services or any other services agreed to by Jutvision and Provider, during the provision of the Services.

     3.4 The JSPs shall not accept gratuities from the Seller, Broker or any other individual requesting or involved in the transactions contemplated in this Agreement.

     3.5 From time to time, at the agreement of the parties, Provider shall participate in marketing and promotional programs with regard to the Services, Jutvision or Virtual Tours. Such participation shall be of a nature that does not materially or significantly add to the time or effort required of Provider or its JSPs to perform the Services.

4.   TERM OF AGREEMENT RENEWAL
     -------------------------

     This Agreement takes effect at 12:00 A.M. EST, January 11, 1999, and, unless sooner terminated as provided herein, will continue in effect for a period of two years ending at 11:59 P.M. EST, January 10, 2001. This Agreement may be renewed for an additional term of two years at Jutvision's option, which option shall be exercised no later than thirty (30) days prior to the date of the termination of the initial term. This Agreement may be further extended by mutual written agreement between Jutvision and Provider.

5.   FEES
     ----

     5.1  Jutvision agrees to pay the fees specified on Schedule B pursuant to
                                                        ----------
          the terms of this Agreement.

     5.2  Schedule B shall not be changed, modified, supplemented or amended
          ----------
          except by express written agreement signed by Jutvision and Provider.

6.   BILLING
     -------

     6.1 Provider shall produce and send an invoice to Jutvision on the 15th and last day of each month detailing the Fees owing to Provider Jutvision will pay Provider for its services by means of electronic transfer to Provider's bank account. Jutvision will make its best efforts to make those payments within ten (10) business days after receiving Provider' invoice.

     6.2 Invoices unpaid by Jutvision thirty (30) days after receipt of an invoice from Provider shall be charged interest at the rate of one and one-half percent (1.5%) per month, or eighteen percent (18%) per annum, calculated daily, compounded annually.

     6.3 Jutvision shall inform Provider of any disputes regarding an invoice within ten (10) business days of receipt of that invoice. In the event that Jutvision disputes the validity of an invoice or part of an invoice rendered by Provider, Jutvision shall continue to pay any undisputed amounts but shall not pay the amount in dispute. Jutvision shall not incur any interest charges for the disputed amount from the date Jutvision notified Provider of its disagreement with Provider's invoice. In the event of a dispute, the parties shall confer within ten (10) business days for the purpose of resolving the dispute. If the dispute cannot be resolved within ten
          (10) business days of the first conference, either party may request arbitration, which shall be subject to the terms of Section 15.

7.   SERVICE AREA
     ------------

     7.1 Provider agrees to perform the Services in the geographical areas (the "Service Areas") identified in Schedule C.
                                         ----------

     7.2 Provider will be the exclusive provider of Services within the Service Areas listed in Schedule C and defined in the Service Area Agreement.
                          ----------
          From time to time, upon the parties' written agreement, the parties may change, modify, supplement or amend Schedule C.
                                                  ----------

     7.3 From time to time, Jutvision may expand the Service Areas to include additional geographical areas. Upon notification by Jutvision, Provider shall take all necessary actions to provide the Services in a Service Area, including identifying an individual or individuals suitable to perform the Services within one week of the time Jutvision notifies Provider of its desire to expand a Service Area.

8.   EQUIPMENT
     ---------

     8.1 Jutvision shall provide, at Jutvision's cost, the equipment specified in Schedule D (the "Equipment") in quantities adequate for the
             ----------
          performance of the Services by Provider. At all times Jutvision maintains ownership of the Equipment and can recall any or all of the Equipment at any time.

     8.2  License Grant.
          -------------

          8.2.1  Grant. Following Jutvision's provision of the Equipment to
                 -----
                 Provider and its JSPs, and subject to all the terms and conditions of this Agreement, Jutvision hereby grants to Provider and its JSPs a limited, royalty-free, personal, non-transferable, non-sublicensable, non-exclusive license to the Equipment during the term of this Agreement. The Equipment shall be used only in connection with the Services hereunder, and not for or on behalf of any third party.

          8.2.2  No Sale.  The parties acknowledge and agree that (i) all
                 -------
                 Equipment provided by Jutvision hereunder is licensed in accordance herewith and not sold and (ii) as between Jutvision and Provider and its JSPs, subject only to the license grants expressly made herein, Jutvision is the sole owner of all right, title and interest in and to the Equipment, including without limitation all intellectual property and proprietary rights therein and thereto.

     8.2.3  No Modification or Reverse Engineering. Except as otherwise
            --------------------------------------
            expressly permitted by applicable law, Provider and its JSPs shall not modify, disassemble or in any way reverse engineer, the Equipment or any portion, derivative or version thereof or permit any third party to do so.

     8.2.4  Termination.  The license granted in this section shall immediately
            -----------
            terminate upon any expiration or termination of this Agreement.

8.3 The Equipment shall be functional when received by Provider. If the Equipment is not functioning when initially received, Provider shall immediately notify Jutvision and within 24 hours send or deliver, at Jutvision's cost, the Equipment to Jutvision's U.S. Address.

8.4 Jutvision shall pay for all Equipment repair costs associated with normal wear and tear. If any of the Equipment needs repair, Provider or one of its employees, agents, contractors or subcontractors shall be responsible for sending or delivering, at Jutvision's cost (except as specified in Section 8.5), the non-functioning Equipment to Jutvision at its U.S Address. Upon receiving the non-functioning Equipment, Jutvision will send Provider, or the JSP identified by Provider as needing the Equipment, replacement Equipment. The Training Manual details an alternative procedure acceptable to Jutvision for the shipment of Equipment.

8.5 Provider shall pay for all repair costs not associated with normal wear and tear, including the repair of damage caused by the negligence of Provider or one of its employees, agents, contractors or subcontractors or any modification of the equipment by Provider or one of its employees, agents, contractors or subcontractors. Provider or one of its employees, agents, contractors or subcontractors shall be responsible for immediately sending or delivering, at Provider's expense, the negligently damaged to Jutvision at its U.S. Address.

8.6 If any Equipment is lost, stolen, or damaged while in the possession of Provider, its employees, agents, contractors or subcontractors, Provider shall pay, within 30 days, the repair or replacement cost of such Equipment to Jutvision. The cost of replacement shall be the cost of purchasing replacement equipment as specified in Schedule E. The cost of repair will
                                           ----------
     not exceed the cost of purchasing replacement equipment as specified in Schedule E. If Provider fails to pay for the lost, stolen or damaged
     ----------
     equipment within 30 days, then Jutvision may deduct those costs from its next payment to Provider.

     8.7  Warranty Disclaimer.
          -------------------

          THE EQUIPMENT AND ANY OTHER MATERIALS PROVIDED HEREUNDER TO PROVIDER AND TO ITS JSPS ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND. JUTVISION MAKES NO WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY REGARDING OR RELATING TO THE EQUIPMENT OR ANY OTHER MATERIALS PROVIDED TO PROVIDER OR TO ITS JSPS UNDER THIS AGREEMENT. SPECIFICALLY, JUTVISION DOES NOT WARRANT THAT THE EQUIPMENT WILL BE ERROR FREE OR WILL PERFORM IN AN UNINTERRUPTED MANNER. TO THE GREATEST EXTENT ALLOWED BY LAW, JUTVISION SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE (EVEN IF JUTVISION HAD BEEN INFORMED OF SUCH PURPOSE), AND NONINFRINGEMENT WITH RESPECT TO THE EQUIPMENT AND ANY SUCH OTHER MATERIALS AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

9.   INDEMNIFICATION
     ---------------

     9.1 Provider shall indemnify, and hold harmless Jutvision from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Jutvision arising from or relating to Provider's use of the Equipment or any services provided by Provider hereunder. Jutvision shall promptly notify Provider in writing of any such claim and promptly tender the control of the defense and settlement of any such claim to Provider at Provider's expense and with Provider's choice of counsel. Jutvision shall cooperate with Provider, at Provider's expense, in defending or settling such claim and Jutvision may join in the defense with counsel of its choice at its own expense expense .

     9.2 Jutvision shall indemnify, and hold harmless Provider from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Provider arising from or relating to Jutvision's trademark, copyright, patents, or business practices related to Jutvision's trademark, copyright, or patents. Provider shall promptly notify Jutvision in writing of any such claim and promptly tender the control of the defense and settlement of any such claim to Jutvision at Jutvision's expense and with Jutvision's choice of counsel. Provider shall cooperate with Jutvision, at Jutvision's expense, in defending or settling such a claim and Provider may join in the defense with counsel of its choice at its own expense.

     9.3 Throughout the term of this Agreement, Provider, for its employees who perform the Services, shall procure and maintain, at its sole cost and expense: (a) adequate levels of Workers Compensation and Employer's

          Liability insurance in accordance with applicable State Law; (b) comprehensive general liability insurance for claims for damages due to bodily injury (including death) and property damage caused by or arising out of acts or omissions of its employees; and (c) sufficient contractual liability insurance to cover the liabilities assumed by Provider under this Agreement. In addition, all of Provider JSPs, whether employees or independent contractors of Provider, shall provide to Jutvision proof of bonding. For purposes of the foregoing, "bond" shall refer to an Individual Fidelity Bond for $2,500. Maintenance of such insurance shall in no way be interpreted as relieving Provider of any responsibility under this Agreement.

10.  CONFIDENTIAL INFORMATION
     ------------------------

     10.1 Definition.  The term "Confidential Information" shall mean any
          ----------
          information disclosed by one party (the "Disclosing Party") to this Agreement to the other (the "Receiving Party") of this Agreement in connection with this Agreement which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary," or which, if disclosed orally, is identified at the time of initial disclosure as confidential and such identification is reduced to a writing delivered to the Receiving Party within thirty
          (30) days of such oral disclosure. Without limiting the foregoing, the terms and conditions of this Agreement shall be considered Confidential Information.

     10.2 Exclusions.  Confidential Information shall exclude information that:
          ----------
          (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

     10.3 Compelled Disclosure. If a Receiving Party is, or believes that it
          --------------------
          will be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.

     10.4 Obligations.  The Receiving Party shall treat as confidential all of
          -----------
          the Disclosing Party's Confidential Information and shall not use or disclose such Confidential Information to a third party except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information.


11.  [*]
     ---

     11.1 In view of the fact that any activity of Provider in violation of the terms hereof would adversely affect Jutvision and its subsidiaries, and to preserve the goodwill associated with Jutvision's business, Provider hereby agrees to the following [*]:

            11.1.1 Provider hereby agrees that during the term of this Agreement and during the period commencing on the date this Agreement is terminated for any reason and ending on the date which is the third anniversary of the date thereof [*] Provider will not, without the express written consent of Jutvision, directly or indirectly, [*] Jutvision and its subsidiaries and affiliates or proposed [*].

            11.1.2 In the event (i) Provider receives and considers [*] or (ii) Provider determines to [*], Provider shall notify Jutvision, and Jutvision shall have the exclusive right to [*] for a period of thirty (30) days after the date of receipt of such notice.

            11.1.3 For purposes of this Agreement, the "Acquisition" of a party shall mean (i) a merger, consolidation or other reorganization, if the individuals and entities who were stockholders of the party immediately prior to the effective date of the transaction have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than sixty percent (60%) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (ii) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of securities of the party then issued and outstanding representing forty percent (40%) or more of the total combined voting power of the party, or (iii) a sale of all or substantially all of the party's

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                    assets.

            11.1.4 For purposes of this Agreement, any reference to the subsidiaries of Jutvision shall be deemed to include all entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests. The term "affiliate" shall mean, with respect to any person or entity, any person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity. The term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

12.  LIMITATION OF LIABILITY
     -----------------------

IN NO EVENT WILL JUTVISION BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST OF COVER OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE EQUIPMENT OR ANY OTHER MATERIALS PROVIDED BY JUTVISION HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, AND EVEN IF JUTVISION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, JUTVISION WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OF THE EQUIPMENT OR ANY OTHER MATERIALS PROVIDED HEREUNDER. JUTVISION'S LIABILITY UNDER THIS AGREEMENT FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, RESTITUTION, WILL NOT, IN ANY EVENT, EXCEED THE AMOUNTS PAID BY JUTVISION TO Provider UNDER THIS AGREEMENT FOR THE SERVICES GIVING RISE TO SUCH CLAIM.


The provisions of this Section allocate risks under this Agreement between Provider and Jutvision. Jutvision's pricing reflects this allocation of risks and limitation of liability.


13.  TRADEMARK LICENSE
     -----------------

     13.1   License.  Jutvision hereby grants Provider a limited, royalty-free,
            -------
            personal, non-transferable, nonsublicensable, non-exclusive license to use the Jutvision logos, any other images, its trade names and trademarks (collectively, the "Jutvision Logos"), and such other images and materials for which Jutvision grants its prior written consent, solely for the purpose of identifying Jutvision in Provider's promotional materials. Provider shall submit to Jutvision all representations of the Jutvision logo that Provider intends to use in connection with the Provider promotional materials, for

           Jutvision's approval of design, color, and other details. Provider shall not publish, disseminate, exhibit, or otherwise distribute any such material without Jutvision's prior approval. Provider' use of the Jutvision Logos shall at all times be of a high quality, commensurate with Jutvision's own products and marketing. Provider shall not harm, misuse or bring into disrepute the Jutvision Logo. Jutvision reserves all of its rights in the Jutvision Logos, any other images, its trade names and trademarks, and all other intellectual property or proprietary rights. Provider acknowledges that the Jutvision Logos and the goodwill associated therewith are valuable properties belonging to Jutvision and that all rights thereto are and shall remain the sole and exclusive property of Jutvision. Provider agrees to use the Jutvision Logos in a manner that will protect Jutvision's rights and goodwill therein. Provider agrees that it will do nothing inconsistent with Jutvision's ownership and that all uses of the same shall inure to the sole benefit of and be on behalf of Jutvision.

     13.2  Effect of Termination.  Upon the expiration or termination of this
           ---------------------
           Agreement for any reason, Provider shall immediately stop all activities hereunder, cease using the Jutvision logo and not thereafter use the Jutvision logo for any reason.

14.  TERMINATION
     -----------

     Either party may terminate this Agreement upon thirty (30) days written notice in the event of a default by the other party, provided that the defaulting party has been given notice by the non-defaulting party of the default and has failed to correct such default within thirty (30) days after receipt of such notice. Default shall be defined as a material failure to fulfill or perform duties or responsibilities as such are set forth in this Agreement, including but not limited to a failure to perform the Service in the manner described in this Agreement (including Schedule
                                                            ------------------
     A), a 5% failure rate at capturing usable images (i.e. images requiring reshooting), a failure to follow the Training Manual, fraud, misrepresentation, non-payment, bankruptcy, insolvency or court-ordered liquidation of all substantially all of the party's assets for the benefits of creditors.

15.  ARBITRATION
     -----------

     Any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or to termination of this Agreement, shall be settled by final, binding arbitration in the manner described in this Section. The arbitration shall be conducted pursuant to the Commercial Rules of the American Arbitration Association then in effect ("Rules"). Notwithstanding those rules, the following provisions shall apply to the arbitration hereunder:

     15.1  Arbitrators.  The arbitration shall be conducted by a panel of three
           -----------
           (3) arbitrators ("the Panel"). Each party shall have the right to appoint one (1)
          member of the Panel, with the third member to be mutually agreed by the two (2) Panel members appointed by the parties or appointed in accordance with the rules of the American Arbitration Association.

     15.2 Proceedings.  The parties and the arbitrators shall use their best
          -----------
          efforts to complete the arbitration within one (1) year after the appointment of the Panel under Section 15.1 above, unless a party can demonstrate to the Panel that the complexity of the issues or other reasons warrant the extension of the timetable. In such case, the Panel may extend such timetable as reasonably required. The Panel shall, in rendering its decision, apply the substantive law of the State of California, without regard to its conflict of laws provisions, except that the interpretation of and enforcement of
          Section 15.2 shall be governed by the U.S. Federal Arbitration Act. The proceeding shall take place in the city and county of San Francisco. The fees of the Panel and all reasonable attorney's fees shall be paid by the losing party as designated by the Panel. If the Panel is unable to designate a losing party, it shall so state and the fees shall be shared equally between the parties.

16.  ASSIGNMENT
     ----------

     Provider shall not assign or delegate this Agreement, or any of its rights otherwise, without the prior written consent of Jutvision.

17.  MISCELLANEOUS PROVISIONS
     ------------------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will be considered one and the same Agreement. This Agreement supersedes all prior agreements, written or oral, between Jutvision and Provider relating to the subject matter of this Agreement. Any amendment or modification of this Agreement shall be in writing and shall be signed by both parties hereto. Provider acknowledges that the Confidential Information represents valuable property and agrees that the provisions of this Agreement shall be enforceable by specific performance and other equitable relief in addition to any action for damages or other remedy available to Jutvision. If any provision of this Agreement is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement will not be affected and will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

     Provider


     By:_________________________________
        Name:
        Title:


     Jutvision Corporation


     By:_________________________________
        Name:
        Title:

                                  Schedule A
                                  ----------

                         SERVICES PROVIDED BY Provider

1. Provider and its JSPs must successfully complete all Orders transmitted to Provider or its JSPs by Jutvision.

2. Provider and its JSPs must be able to receive digitally transmitted Orders provided by Jutvision.

3. Provider agrees to use the Dispatch System, or other dispatch system approved by Jutvision that allows Provider to perform the Services.

4. A JSP must contact the Ordering Party specified in the Order within [*] from the time Provider or the JSP received the Order, unless the Order is received after [*] in which case the JSP must contact the person specified in the Order [*]local time the following day. If the Ordering Party is not available at the time that the JSP receiving the Order calls to schedule the content capture appointment, the JSP must leave the scripted message specified in the Training Manual. In the event that the Ordering Party does not return the JSP's scheduling call [*], the JSP shall repeat the above call procedure.

5. Provider must provide to Jutvision [*] a complete list of the appointments scheduled by its JSPs the prior day, including the time and date of each appointment. If a JSP is unable to schedule an appointment the day the JSP receives the Order, Provider must indicate on the list that the JSP has not yet scheduled the appointment.

6. The JSP must be available to perform the content capture [*] from the time the JSP contacted the Ordering Party.

7. If the JSP fails to meet the timing requirements specified in paragraphs 4 and 6 for an Order, Jutvision will not compensate Provider for the fulfillment of that Order. Nonetheless, Provider is obligated to fulfill the Order as expeditiously as possible.

8. If, for any reason, the JSP is unable to meet the Ordering Party at the scheduled appointment time, the JSP must notify the Ordering Party at least [*] prior to the scheduled appointment and reschedule the appointment at a mutually convenient time within the [*]. If the JSP fails to notify the Ordering Party [*] prior to missing a scheduled appointment, JSP shall contact the Ordering Party within [*] after the originally scheduled time and reschedule the appointment at a mutually convenient time within [*]. Provider shall notify Jutvision of the time and date of the new appointment in the same manner as specified in paragraph 5 above. Jutvision will not compensate Provider for the Services performed for the Ordering Party when a JSP has missed an appointment

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     without contacting the Ordering Party at least two (2) hours prior to the scheduled appointment time in order to reschedule the appointment.

9. The JSP must capture the video content pursuant to the Training Manual. An Order is not successfully completed, if in Jutvision's discretion, the video images captured pursuant to that Order cannot be converted into a Virtual Tour for posting on the Web. Jutvision must inform Provider within 5 business days from when the image was captured that the image can not be successfully converted. If for any reason, the JSP does not successfully complete the Order, Provider shall be responsible for refilming the site at its expense upon Jutvision's request pursuant to the procedures set forth in this Schedule for the fulfillment of an initial Order.

10. At Jutvision's request, Provider must allow and the JSPs must distribute Jutvision marketing materials to the Broker, Seller or potential buyers as part of the normal course of fulfilling an Order. Such efforts shall not increase materially or significantly the time or effort required of Provider or its JSPs to perform the Services. Neither Provider nor any of its JSPs, or any agent, employee, representative, affiliate, subsidiary or any other entity controlled or owned by Provider, may distribute any materials, other than those requested by Jutvision or mutually agreed to by the parties, to the Broker, Seller or potential buyers, except as otherwise agreed to by Jutvision in writing, during the term of this Agreement. This provision should not be read to limit Provider's pre-existing business relationships with any party.

11. All video tape(s) from a day of filming with video content ready for processing, along with accompanying paperwork, as such shall be specified in the Training Manual, must be sent, at Jutvision's expense, to the U.S. Address for delivery [*] the JSP films the content. Jutvision shall provide each JSP with a sufficient number of pre-paid, pre-addressed Federal Express envelopes to be used for the sole purpose of shipping each days tape to Jutvision at the U.S. Address. Each JSP must write the tracking number for the Federal Express package on the JSP Daily Activity Log, which will be provided by Jutvision at the time of training.

12. If Jutvision, in its discretion, is unable to process the videotape because the accompanying paperwork is not completed pursuant to the Training Manual, Provider shall be responsible for reimaging the property at its expense or for providing Jutvision with the information it needs to process the images on the video tape in a timely manner.

13. Provider shall be responsible for the timely distribution of all of videotapes to its JSPs upon receipt of the tapes from Jutvision. Provider shall identify one location or a reasonable number of strategic locations to which Jutvision will ship such replacement tapes.

14. Jutvision shall have the right to interview every potential JSP identified by Provider before the JSP begins fulfilling Orders and shall have the right in its discretion to

________________

/*/Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     require Provider to identify another individual. Provider, with Jutvision's assistance, shall be responsible for training each JSP pursuant to the Training Manual.

15. Once Jutvision notifies Provider that a potential JSP's Test Tape is acceptable, that individual may begin fulfilling Orders. If Jutvision determines that that individual's Test Tape is not acceptable, Jutvision shall notify Provider of the reason that Test Tape is not acceptable and that individual may submit a second Test Tape for Jutvision's review.

16. Provider and all JSPs must follow all procedures specified in the Training Manual. Provider and the JSPs agree to participate in and complete all training mandated by Jutvision.


Initials:  ________  Jutvision

           ________  Provider

                                   Schedule B
                                   ----------

                                FEES AND BILLING

A.   Fees
     ----

1. Jutvision agrees to pay Provider ____________ for each Basic Order successfully completed as specified in Schedule A.
                                           ----------

2. Jutvision agrees to pay Provider _______________ for each scene in excess of four (4) captured at the site specified in the Order.

B.  Cancellation Policy
    -------------------

1. If an Order is cancelled on the day the JSP and the Ordering Party had scheduled to perform the Services, Jutvision shall pay Provider _________. If the Ordering Party does not show-up for his or her appointment and the JSP is unable to perform the Services, Jutvision shall pay Provider ___________. If the JSP films the property and then the Order is cancelled, Jutvision shall pay Provider ______________.


Initials:  ________  Jutvision

           ________  Provider

                                  Schedule C
                                  ----------

                                 SERVICE AREAS

The following zip codes, as modified by the comments, serve as the outer boundary of the "Service Area":



Initials:  ________  Jutvision

           ________  Provider

                                  Schedule D
                                  ----------

                        EQUIPMENT PROVIDED BY JUTVISION

The "Equipment" shall consist of:

1.   Jutvision Field Kit consisting of one (1) Jutvision Roundabout (TM), one
     (1) video camera with light and necessary accessories, including the necessary power source, one (1) tripod, two (2) video tapes, one (1) wide angle lens, one (1) video camera battery recharger and a carrying case. The JSPs shall provide the batteries for the Jutvision Roundabout (TM) and shall be responsible for the ongoing maintenance of the video camera, including, but not limited to, the replacement of the rechargeable batteries for the camera.

2. Virtual Reality Requisition Forms to be completed by JSP for each Order pursuant to the Training Manual.

3. Cellular phone and accessories for Dispatch System. Jutvision will maintain all cellular phone contracts and service agreements and will pay for all cellular phone charges incurred by Provider' JSPs during the course of fulfilling Orders.

4.   Materials necessary for daily shipment of video tapes to the U.S. Address.

5. Training manuals that include instructions on the maintenance of the camera, battery, and cellular phone.


Initials:  ________  Jutvision

           ________  Provider

                                  Schedule E
                                  ----------

                         COST OF REPLACEMENT EQUIPMENT

Description                        Unit Cost
-----------                        ---------
1.  Sony Camcorder                   $900.00
2.  Camcorder Battery                $ 75.00
3.  Camcorder Battery Recharger      $ 50.00
4.  Camcorder Light                  $ 60.00
5.  Carrying Case                    $ 80.00
6.  Lens                             $ 40.00
7.  Tripod                           $ 90.00
8.  Tripod Head                      $ 60.00
9.  Video Tape                       $  8.00
10. Jutvision Roundabout             $350.00
11. Cell Phone                       $100.00

Initials:  ________  Jutvision

           ________  Provider

                                   Exhibit 2

                            NONDISCLOSURE AGREEMENT

     THIS NONDISCLOSURE AGREEMENT ("Agreement") is made and entered into as of _____________ (date) between Jutvision Corporation and ______________ (JSP/Jutvision Service Provider).

     1.   Purpose.  The parties desire the JSP to perform certain services as
          -------
further described in the Service Provider Agreement between Jutvision and Provider, dated _____________, and in connection with this opportunity, Jutvision ("Disclosing Party") may disclose to JSP ("Receiving Party" or "Jutvision Service Provider") certain confidential technical and business information which the Disclosing Party desires the Receiving Party to treat as confidential.

     2.  "Confidential Information" means any information disclosed by the
          ------------------------
Disclosing Party to the Receiving Party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Confidential Information will include without limitation all information regarding Jutvision's image capturing technique, its proprietary technology and equipment, whether or not so designated upon disclosure. Information communicated orally will be considered Confidential Information if such information is confirmed in writing as being Confidential Information within a reasonable time after the initial disclosure. Confidential Information may also include information disclosed to a Disclosing Party by third parties. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the Disclosing Party; (ii) becomes publicly known and made generally available after disclosure by the Disclosing Party to the Receiving Party through no action or inaction of the Receiving Party; (iii) is already in the possession of the Receiving Party at the time of disclosure by the Disclosing Party as shown by the Receiving Party's files and records immediately prior to the time of disclosure; (iv) is obtained by the Receiving Party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the Receiving Party without use of or reference to the Disclosing Party's Confidential Information, as shown by documents and other competent evidence in the Receiving Party's possession; or (vi) is required by law to be disclosed by the Receiving Party, provided that the Receiving Party gives the Disclosing Party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

     3.   Non-use and Non-disclosure.  The Receiving Party agrees not to use any
          --------------------------
Confidential Information of the Disclosing Party for any purpose except to perform the services described in the Service Provider Agreement. The Receiving Party agrees not to disclose any Confidential Information of the Disclosing Party to third parties. The

Receiving Party shall not reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the Disclosing Party's Confidential Information and which are provided to the Receiving Party hereunder.

     4.   Maintenance of Confidentiality. The Receiving Party shall take
          ------------------------------
reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the Disclosing Party. Without limiting the foregoing, the Receiving Party shall take at least those measures that it takes to protect its own most highly confidential information. The Receiving Party shall not make copies of the Confidential Information of the Disclosing Party unless the same are previously approved in writing by the Disclosing Party. The Receiving Party shall reproduce the Disclosing Party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

     5.   No Obligation.  Nothing herein will obligate the Disclosing Party to
          -------------
disclose any of its Confidential Information to the Receiving Party, nor will either party be in any way obligated to enter into a separate agreement with the other party, perform services for the other party, or purchase services from the other party.

     6.   No Warranty.  ALL CONFIDENTIAL INFORMATION IS PROVIDED "AS IS". THE
          -----------
DISCLOSING PARTY MAKES NO WARRANTIES, EXPRESS, IMPLIED OR OTHERWISE, REGARDING ITS ACCURACY, COMPLETENESS OR PERFORMANCE.

     7.   Return of Materials.  All documents and other tangible objects
          -------------------
containing or representing Confidential Information which have been disclosed by the Disclosing Party to the Receiving Party, and all copies thereof which are in the possession of the Receiving Party, will remain the property of the Disclosing Party and must be promptly returned to the Disclosing Party upon the Disclosing Party's written request.

     8.   No License.  Nothing in this Agreement is intended to grant any rights
          ----------
to either party under any patent, mask work right or copyright of the other party, nor will this Agreement grant the Receiving Party any rights in or to the Confidential Information of the Disclosing Party except as expressly set forth herein.

     9.   Term.  The obligations of the Receiving Party hereunder will survive
          ----
until such time as all Confidential Information of the Disclosing Party disclosed hereunder becomes publicly known and made generally available through no action or inaction of the Receiving Party.

     10.  Remedies.  Each party agrees that any violation or threatened
          --------
violation of this Agreement may cause irreparable injury to the Disclosing Party, entitling the Disclosing Party to seek injunctive relief in addition to all legal remedies.

     11.  Miscellaneous.  This Agreement will bind and inure to the benefit of
          -------------
the parties hereto and their successors and assigns. This Agreement will be governed by the laws of the State of California, without reference to conflict of laws principles. This document contains the entire agreement between the parties with respect to the subject matter hereof, and neither party will have any obligation, express or implied by law, with respect to trade secret or proprietary information of the other party except as set forth herein. Any failure to enforce any provision of this Agreement will not constitute a waiver thereof or of any other provision. This Agreement may not be amended, nor any obligation waived, except by a writing signed by both parties hereto.


_____________________________________________________________________
Jutvision Corporation                   Jutvision Service Provider

By:________________________             By:__________________________

Name:______________________             Name:________________________

Title:_____________________             Title:_______________________